SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 25, 2003
______________________________________________________________________________
              Date of report (Date of earliest event reported)


                         Willow Grove Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


    Pennsylvania                     000-49706                   80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                               (215) 646-5405
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:

            99.1 Press Release announcing share repurchase program and adoption of a Dividend Reinvestment and Stock Purchase Plan.


Item 9.   Regulation FD Disclosure

     On March 25, 2003, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing the commencement the Company's first stock repurchase program of up to 10% of its outstanding shares, or 1,133,566 shares, and adoption of a Dividend Reinvestment and Stock Purchase Plan.

     The Company's press release dated March 25, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.



















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: March 25, 2003        By:  /s/  Frederick A. Marcell Jr.
                                   -------------------------------------
                                   Frederick A. Marcell Jr.
                                   President and Chief Executive Officer















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                               EXHIBIT INDEX






Exhibit Number        Description
--------------        -----------


99.1                  Press Release dated March 25, 2003